SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 10, 2009 (March 4, 2009)

EMERGENT GROUP INC.
(Exact name of Registrant as specified in Charter)

Nevada	0-21475	93-1215401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

   10939 Pendleton Street, Sun Valley, CA       91352
     (Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code:  (818) 394-2800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure

Reference is made to the Press Release contained herein and filed as Exhibit 99.1.

Item 9.01           Financial Statements and Exhibits.

      Exhibits

(c) Exhibit 99.1 – Press Release dated March 4, 2009.*

____________
* Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EMERGENT GROUP INC.
(Registrant)

Dated: March 10, 2009	By:	/s/ Bruce J. Haber
Bruce J. Haber, Chief Executive Officer